UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2007

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2007, the Registrant received notice from the Georgia Department of Community Health that it is renewing its Medicaid contract with WellCare of Georgia, Inc., a wholly-owned subsidiary of the Registrant, through June 30, 2008.

On June 26, 2007 the Registrant received an executed 2008 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc., a wholly-owned subsidiary of the Registrant (WellCare OH), pursuant to which WellCare OH will continue to provide prepaid health care services through the managed care program for the covered families and children population (CFC).  In addition the Registrant received an executed 2008 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare OH, pursuant to which WellCare OH will continue to provide prepaid comprehensive health care services through the managed care program for the Aged, Blind or Disabled eligible population (ABD).  Copies of the contracts are attached as 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

On June 27, 2007 the Registrant received an executed amendment number 1 to Contract No. FA615, between the State of Florida, Agency for Healthcare Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Reform 2006-2009), a wholly-owned subsidiary of the Registrant.  The amendment increases the authorized spending amounts and enrollment levels.  A copy of the amendment is attached as exhibit 10.3 to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described contracts and amendment.  The above description is qualified in its entirety by reference to the contracts and amendment.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	2008 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc. (CFC).
10.2	2008 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc. (ABD).
10.3
Amendment number 1 to Contract No. FA615, between the State of Florida, Agency for Healthcare Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Reform 2006-2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC. /s/ Thaddeus Bereday
Date: June 29, 2007	Thaddeus Bereday
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	2008 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc. (CFC).
10.2	2008 Managed Care Plan for the Northeast Region Provider Agreement between the Ohio Department of Job and Family Services and WellCare of Ohio, Inc. (ABD).
10.3
Amendment number 1 to Contract No. FA615, between the State of Florida, Agency for Healthcare Administration and WellCare of Florida, Inc. d/b/a Staywell Health Plan of Florida (Medicaid Reform 2006-2009).